J.P. MORGAN INSURANCE TRUST

JPMorgan Insurance Trust Equity Index Portfolio

JPMorgan Insurance Trust Mid Cap Growth Portfolio

JPMorgan Insurance Trust Intrepid Growth Portfolio

JPMorgan Insurance Trust International Equity Portfolio

(all Share Classes)

(each, a series of JPMorgan Insurance Trust)

Supplement dated August 21, 2014

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated May 1, 2014

NOTICE OF LIQUIDATION. On August 21, 2014, the Board of Trustees of JPMorgan Insurance Trust approved the termination and liquidation of the JPMorgan Insurance Trust Equity Index Portfolio, JPMorgan Insurance Trust Mid Cap Growth Portfolio, JPMorgan Insurance Trust Intrepid Growth Portfolio and the JPMorgan Insurance Trust International Equity Portfolio (each, a “Portfolio”). It is anticipated that each liquidation will occur on or about December 12, 2014. Because each Portfolio is used as a funding vehicle for the variable annuity contracts and/or variable insurance policies (collectively, “variable insurance contracts”) of several insurance companies, it is anticipated that each contract holder will receive additional information from the insurance company offering the contract holder’s particular variable insurance contract about what options the contract holder has for the assets held in the Portfolio. Effective immediately, each Portfolio may depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation.

On the liquidation date for a Portfolio, the Portfolio shall distribute pro rata to its shareholders of record (in this case the insurance company separate accounts) all of the assets of the Portfolio in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the liquidation date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the liquidation date, and (ii) pay such contingent liabilities as the officers of the Portfolio deem appropriate subject to ratification by the Board. Capital gain distributions, if any, may be paid on or prior to the liquidation date. As of the liquidation date, all references to a Portfolio in the Prospectus and Statement of Additional Information will be deleted.

FOR EXISTING VARIABLE ANNUITY CONTRACTS AND/OR VARIABLE LIFE INSURANCE POLICIES WHO ON BEHALF OF CONTRACT OWNERS OF THE PORTFOLIO HAVE VALUE ALLOCATED TO SUCH PORTFOLIO AS OF AUGUST 25, 2014, ADDITIONAL PURCHASES OF PORTFOLIO SHARES WILL BE ACCEPTED UP TO AND INCLUDING DECEMBER 1, 2014 AFTER WHICH NO NEW PURCHASES WILL BE ACCEPTED. FOR ALL OTHER INVESTORS, PURCHASES OF PORTFOLIO SHARES WILL NO LONGER BE ACCEPTED EFFECTIVE AUGUST 26, 2014

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUP-JPMIT-LIQ-814